                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                 --------------------

                                   FORM 8-K/A NO. 1

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------------


                         DATE OF REPORT:  SEPTEMBER 18, 1997

                                 --------------------

                                 ACORN PRODUCTS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 --------------------


    Delaware                        0-22717                  22-3265462
----------------              -------------------         ---------------------
(STATE OR OTHER              (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                                 --------------------


                                  500 Dublin Avenue
                                Columbus, Ohio  43215
                                   (614) 222-4400
                 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                        INCLUDING AREA CODE OF REGISTRANT'S
                            PRINCIPAL EXECUTIVE OFFICES)


                                 --------------------


                                   Not Applicable
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                --------------------

ITEM 5.   OTHER EVENTS.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Acorn Products, Inc. (the "Company") hereby is filing a cautionary statement identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by or on behalf of the Company.

ITEM 7.   EXHIBITS.

     (c)  EXHIBITS.

       EXHIBIT NO.                      DESCRIPTION
          99        Cautionary Statement for Purposes of the "Safe Harbor"
                    Provisions of the Private Securities Litigation Reform Act
                    of 1995.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACORN PRODUCTS, INC.


Date:  October 29, 1998             By: /s/ J. Mitchell Dolloff
                                        ----------------------------------------
                                        J. Mitchell Dolloff, Vice President and
                                        General Counsel

                                   EXHIBIT INDEX


       EXHIBIT NO.                      DESCRIPTION
          99        Cautionary Statement for Purposes of the "Safe Harbor"
                    Provisions of the Private Securities Litigation Reform Act
                    of 1995.